MUTUAL FUND SERIES TRUST

Catalyst Growth of Income Fund

Class A: CGGAX Class C: CGGCX Class I: CGGIX

(the “Fund”)

Supplement dated April 6, 2020 to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated November 1, 2019, as supplemented.

______________________________________________________________________________

The Board of Trustees of Mutual Fund Series Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on April 30, 2020 (“Liquidation Date”).

Effective immediately, the Fund will not accept any new investments and may no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Current shareholders of the Fund may, consistent with the requirements set forth in the “Exchange Privilege” section of the Prospectus, exchange their shares into shares of the same class of other funds in the Catalyst Family of Funds at any time prior to the Liquidation Date.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO APRIL 30, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund at 1-866-447-4228.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Fund, each dated November 1, 2019, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.